Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Walter M. Pressey
President and Interim Chief Financial Officer (617) 912-1921 Erica E. Smith Investor Relations (617) 912-3766 www.bostonprivate.com

BOSTON PRIVATE ANNOUNCES RESULTS FOR SECOND QUARTER 2007 Increased Net Interest Income, Wealth Advisory, and Investment Management Fees

Boston, MA, July 25, 2007 – Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) today reported second quarter 2007 cash earnings of $0.47 per diluted share, an increase of 11.9% from $0.42 per diluted share in the second quarter of 2006, and a 6.8% increase from $0.44 per diluted share in the first quarter of 2007. GAAP earnings for the second quarter 2007 were $0.13 per diluted share versus $0.33 per diluted share for the second quarter of 2006 and $0.34 per diluted share in the first quarter of 2007. Included in the GAAP financial results is a non-cash impairment charge of $10.1 million, net of tax and minority interest, or $0.25 per diluted share, to reduce goodwill carried on the Company’s books relating to the acquisition of Dalton, Greiner, Hartman, Maher & Co., LLC (“DGHM”). The total charge to goodwill of $17.9 million reduces the balance related to the purchase of DGHM to $33.5 million as of June 30, 2007. Excluding the impact of the non-cash impairment charge, core operating earnings would have been $0.38 per share for the second quarter an increase of 15.2% compared with $0.33 per diluted share for the second quarter of 2006 and 11.8% compared with $0.34 per diluted share in the first quarter of 2007.

Included in the financial performance are the results from Anchor Holdings (“Anchor”), which Boston Private acquired on June 1, 2006. More detailed financial information regarding Anchor’s financial results is outlined later in the press release.

Highlights

•	Net Income for the second quarter was $4.8 million, including the impact of the $10.1 million non-cash impairment charge, net of tax and minority interest. Excluding the impact of the non-cash impairment charge, net income would have been $14.8 million, compared to $12.3 million a year ago, an increase of 20.7% over the second quarter 2006 and an increase of 12.9% over the first quarter 2007. On a same affiliate basis, excluding the impact of the impairment charge, net income would have been $13.8 million, an increase of 12.4% compared to the second quarter of 2006.

•	Total Revenues for the second quarter increased 15.6% to $96.6 million, compared to revenue of $83.5 million a year ago. Linked quarter revenues were up $4.5 million, or 4.9%, to $96.6 million. On a same affiliate basis, revenues were $90.6 million, an 8.5% increase compared to the second quarter 2006.
•	Net Interest Income increased 1.9% or $836 thousand over the second quarter 2006, to $44.2 million. Linked quarter net interest income increased $854 thousand, or 2%, to $44.2 million.
•	Organic growth, on a linked quarter basis, increased net interest income by $1.0 million.
•	Increased cost of funds, partially offset by increased yields on earning assets, decreased linked quarter net interest income by $176 thousand.
•	Net interest margin, including the impact of trust preferred interest expense, was 3.47%, 4 basis points lower than the first quarter of 2007 and 45 basis points lower than the second quarter of 2006.

•	Wealth Advisory Fee Income increased 15.6%, over the prior year to $7.7 million. Wealth advisory fees increased 6.5% on a linked quarter basis, a 26% annualized increase.

•

Investment Management Fee Income for the second quarter totaled $40.3 million, including $2.2 million in performance fees at Westfield Capital Management, an increase of 29.8% over the same quarter in 2006. Linked quarter, investment management fee income increased 6.9%. On a same affiliate basis, investment management fee income was $34.4 million, an increase of 10.9% year over year.

•	Total Operating Expenses, excluding the non-cash impairment charge for the second quarter, were up 15.4% to $71.6 million, compared to $62.0 million a year ago. Approximately 47% of the increase was due to the addition of Anchor’s operating expenses for the full quarter and the additional increase came from compensation and related benefits to support additional growth of the firm as well as annual merit increases. On a same affiliate basis, excluding the impairment charge, operating expenses were $67.9 million, a year over year increase of 9.5%.

•	Operating Leverage, excluding the non-cash impairment charge, from the second quarter of 2006 to the second quarter of 2007 declined 0.3% primarily due to compression of the net interest margin. Net interest income, representing approximately 50 percent of the company’s revenue, increased only 1.9% year over year while organic growth of the loan portfolio was 16.1% and deposits grew 6.6%. The inverted yield curve coupled with loans growing faster than deposits increased the cost of funding causing the net interest margin to decline by 45 basis points.

•	Total Balance Sheet Assets at June 30, 2007 were $5.9 billion compared to $5.3 billion a year ago, an increase of 12.5%. On a linked quarter basis, total balance sheet assets grew by $68 million, or 1.2%.

•	Total Loans increased $635 million, or 16.1%, from June 30, 2006, to $4.6 billion. On a linked quarter basis, total loans grew by 2.9%, an annualized growth rate of 11.6%.

•	Loan Credit Quality
•	Allowance for credit losses, including the allowance for off-balance sheet risk, as a percentage of total loans was 1.13% in the first and second quarters of 2007 which indicates consistent risk characteristics of the loan portfolio.
•	Non-performing assets increased to $16.6 million, or 0.28% of total assets, at June 30, 2007 from $10.0 million, or 0.17% of total assets, at March 31, 2007. Although there was an increase in NPA’s during the quarter, loans 30 to 89 days past due decreased $8.6 million during the quarter.
•	The company recorded during the second quarter of 2007 $525 thousand in net recoveries on loans previously charged off. The majority of the net recoveries were related to a loan charged off at First Private Bank prior to being acquired by Boston Private.
•	There was $2.1 million in OREO during the quarter representing two properties in Southern California.

•	Total Deposits increased $241 million, or 6.6%, from June 30, 2006, to $3.9 billion. On a linked quarter basis, deposits declined by $199 million, or 4.9%, while average deposits for the same period increased $21 million, or 0.5% reflecting the fact that the decline in deposits occurred at the end of June.

•	Total Assets Under Management/Advisory from consolidated and unconsolidated affiliates increased 19.2%, or $5.8 billion, over the prior year to $36.0 billion. On a linked quarter basis total Assets Under Management/Advisory increased approximately $2.1 billion, or 6.2%, an annualized growth rate of 24.8%. During the second quarter, Assets Under Management from our consolidated banks and investment managers grew approximately $1.6 billion, or 6.4%, from $24.6 billion to $26.2 billion. Virtually all of this growth was driven by positive market action, while net flows were essentially flat with a net decline of $8 million.

Timothy L. Vaill, Chairman and Chief Executive Officer, said, “We are pleased to report increased cash earnings per share for the quarter, which is particularly gratifying given the competitive market environment and our continued investments in our business. We posted double digit loan growth and our credit quality remains solid, despite a slight up tick in non-performing assets. Our net interest income increased 1.9% year over year despite an 11.5% decline in our net interest margin, illustrating the power of organic growth of our balance sheet. Our overall results benefited from the strength of our diversification with our investment management business increasing as a result of organic growth at Anchor and Westfield and positive market action across our investment management affiliates.”

“In early July, we completed the Charter acquisition, issued $287.5 million of 3.00% Contingent Convertible Senior Notes due 2027 and completed an associated 1.5 million share buy-back,” stated Walter Pressey, President and Interim Chief Financial Officer. “These transactions will have a positive influence our financial results in the third quarter. We anticipate that average basic and fully diluted shares outstanding for the third quarter will be approximately 36.9 million and 41.6 million, respectively. Our investments in new offices continue to contribute approximately 22%, or $54.2 million, of the $241 million of organic deposit growth over the second quarter 2006.”

Vaill concluded, “We are also delighted to welcome David Kaye, who will be starting next week, as our new Chief Financial Officer. In addition, I am pleased to announce two new members of our Board of Directors, Adolfo Henriques and Deborah Foye Kuenstner. I am pleased with our strong core earnings performance this quarter especially considering the challenges the banking industry continues to face. We feel that our comprehensive, diversified and unique strategy, positions us well to deliver organic growth and increase long term shareholder value.”

Dividend Payment Continues

Concurrent with the release of the second quarter 2007 earnings, the Board of Directors of Boston Private Financial Holdings declared a cash dividend to shareholders of $0.09 per share. The record date for this dividend is August 1, 2007 and the payment date is August 15, 2007.

Cash Earnings

Boston Private calculates its cash earnings by adjusting net income to exclude net amortization of intangibles, impairment, and the impact of certain non-cash share based compensation plans, and includes related tax benefits that result from purchase accounting. In addition to GAAP earnings, the Company believes its cash earnings report the additional value to shareholders generated by purchase accounting adjustments and the non-cash share based compensation plans. (A detailed reconciliation table is attached.)

Conference Call

Management will host a conference call to review the Company’s financial performance and business developments on July 26, 2007 at 9 a.m. Eastern time. Interested parties may join the call by dialing 800-867-0731 and the password required is “Boston”. The call will be simultaneously web cast and may be accessed on the Internet by linking through www.bostonprivate.com or Yahoo! Finance. A continuous telephone replay will be available beginning at 11:30 a.m. Eastern time. The replay telephone number is (800) 388-9064.

Boston Private Wealth Management Group

Boston Private is a financial services company that owns independently operated affiliates located in key geographic regions of the U.S. Boston Private’s affiliates offer private banking, wealth advisory and investment management services to the high net worth marketplace, selected businesses and institutions. The Company’s strategy is to enter new markets primarily through selected acquisitions, and then expand its wealth management business by way of organic growth. It makes investments in mid-size firms in demographically attractive areas, forming geographic clusters that represent the firm’s core competencies. Boston Private provides continuing assistance to its affiliates with strategic matters, marketing, compliance and operations. For more information about Boston Private, visit the Company’s web site at www.bostonprivate.com.

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions, as well as excluding other significant gains or losses that are unusual in nature. Also included in these non-GAAP measures are net amortization of intangibles, tax benefits related to purchase accounting, stock options, impairment and ESPP expense. Because these items and their impact on the Company’s performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

Statements in this press release that are not historical facts are forward-looking statements as defined by United States securities laws. Forward-looking statements involve risks and uncertainties. These statements include, but are not limited to, prospects for long term financial performance, the impact on the Company’s results of improved market conditions and prevailing and future interest rates, prospects for growth in balance sheet assets and assets under management and advisory and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond Boston Private’s control and could cause actual results to differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, among others, adverse conditions in the capital markets and the impact of such conditions on Boston Private’s investment advisory activities; interest rate compression which may adversely impact net interest income; competitive pressures from other financial institutions which, together with other factors, may affect the Company’s growth and financial performance; the effects of national and local economic conditions; and the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; as well as the other risks and uncertainties detailed in Boston Private’s Annual Report on Form 10-K and other filings submitted to the Securities and Exchange Commission. Boston Private does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	June 30, 2007	June 30, 2006	December 31, 2006
FINANCIAL DATA (1):
Total Balance Sheet Assets	$5,939,469	$5,279,086	$5,763,544
Stockholders’ Equity	663,695	600,347	635,197
Tangible Capital:
Boston Private Bank & Trust	166,643	147,098	160,639
Borel Private Bank & Trust	100,146	83,600	91,300
First Private Bank & Trust	49,157	44,017	48,388
Gibraltar Private Bank & Trust	83,608	71,296	78,692
Investment Securities	576,137	564,513	577,903
Goodwill	311,240	318,118	335,633
Intangible Assets	118,828	129,338	125,331

Commercial and Construction Loans	2,701,540	2,197,682	2,496,234
Residential Mortgage Loans	1,603,529	1,482,629	1,546,965
Home Equity and Other Consumer Loans	281,092	270,633	268,053

Total Loans	4,586,161	3,950,944	4,311,252

Loans Held for Sale	8,603	8,131	5,224

Allowance for Loan Losses and Off-Balance Sheet Risk	51,995	45,383	48,973
Non-performing Loans	14,003	5,775	9,999
Repossessed Assets, Net	475	—	550
Other Real Estate Owned, Net	2,116	—	—
Total Non-performing Assets	16,594	5,775	10,549
Deposits	3,902,432	3,661,419	4,077,831
Borrowings	1,256,505	887,612	914,529

Book Value Per Share	$17.84	$16.52	$17.19
Market Price Per Share	$26.87	$27.90	$28.21

ASSETS UNDER MANAGEMENT AND ADVISORY:
Westfield Capital Management	$11,659,000	$8,890,000	$10,102,000
Boston Private Bank & Trust	2,600,000	2,279,000	2,369,000
Sand Hill Advisors	1,271,000	1,120,000	1,252,000
Boston Private Value Investors	943,000	891,000	961,000
RINET Company	1,347,000	1,180,000	1,262,000
Borel Private Bank & Trust	718,000	692,000	731,000
Dalton, Greiner, Hartman, Maher & Co.	1,806,000	3,199,000	2,302,000
KLS Professional Advisors Group	4,204,000	3,399,000	3,727,000
Gibraltar Private Bank & Trust	959,000	798,000	907,000
Anchor Capital Holdings	7,483,000	5,430,000	6,444,000
First Private Bank & Trust	21,000	—	5,000
Less: Inter-company Relationship	(250,000)	(201,000)	(238,000)

Consolidated Affiliate Assets Under Management and Advisory	$32,761,000	$27,677,000	$29,824,000

Coldstream Capital Management	1,200,000	975,000	1,090,000
Bingham, Osborn, & Scarborough	2,038,000	1,545,000	1,777,000

Total Assets Under Management and Advisory	$35,999,000	$30,197,000	$32,691,000

FINANCIAL RATIOS:
Stockholders’ Equity/Total Assets	11.17%	11.37%	11.02%
Non-performing Loans/Total Loans	0.31%	0.15%	0.23%
Allowance for Loan Losses and Off-Balance Sheet Risk/Total Loans	1.13%	1.15%	1.14%
Tangible Capital/Tangible Assets	4.24%	3.16%	3.29%

	Three Months Ended		Six Months Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
OPERATING RESULTS (1):
Net Interest Income—on a Fully Taxable Equivalent Basis (FTE)	$45,960	$44,766	$90,980	$89,670
FTE Adjustment	1,722	1,364	3,358	2,700

Net Interest Income	44,238	43,402	87,622	86,970

Investment Management & Trust Fees:
Westfield Capital Management	18,704	13,900	35,409	27,639
Boston Private Bank & Trust	3,857	3,472	7,542	6,889
Boston Private Value Investors	1,734	1,724	3,498	3,356
Borel Private Bank & Trust	1,241	1,061	2,368	2,047
Gibraltar Private Bank & Trust	2,057	1,580	3,896	3,075
Dalton, Greiner, Hartman, Maher & Co.	3,979	7,036	8,507	14,580
First Private Bank & Trust	26	—	50	—
Anchor Capital Holdings	8,700	2,263	16,736	2,263

Total Investment Management & Trust Fees	40,298	31,036	78,006	59,849
Wealth Advisory Fees:
RINET Company	2,384	2,078	4,510	4,018
Sand Hill Advisors	1,694	1,562	3,400	3,104
KLS Professional Advisors Group	3,611	3,005	6,996	5,884
Other	48	47	97	98

Total Wealth Advisory Fees	7,737	6,692	15,003	13,104

Other Fees	3,015	1,664	5,463	3,492

Total Fees	51,050	39,392	98,472	76,445

Earnings in Equity Investments	582	220	1,265	991
Gain on Sale of Loans, Net	695	525	1,227	982
Gain on Sale of Investments, Net	5	—	8	—

Total Fees and Other Income	52,332	40,137	100,972	78,418

Total Revenue	96,570	83,539	188,594	165,388

Provision for Loan Losses	745	1,704	1,921	2,867

Salaries and Employee Benefits	46,672	40,208	93,272	79,583
Occupancy and Equipment	8,103	6,995	15,978	13,553
Professional Services	4,129	3,727	7,335	6,535
Marketing and Business Development	2,834	2,361	5,432	4,697
Contract Services and Processing	1,608	1,273	3,044	2,503
Amortization of Intangibles	3,508	3,164	7,057	6,038
Other	4,789	4,302	9,069	8,820

Total Operating Expense	71,643	62,030	141,187	121,729

Income before Minority Interest, Income Taxes & Impairment	24,182	19,805	45,486	40,792
Impairment of Goodwill, net of tax	10,054	—	10,054	—
Income before Minority Interest and Income Taxes	14,128	19,805	35,432	40,792
Minority Interest	106	745	1,020	1,559
Income Before Income Taxes	14,022	19,060	34,412	39,233
Income Tax Expense	9,246	6,772	16,503	14,118

Net Income	$4,776	$12,288	$17,909	$25,115

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
RECONCILIATION OF GAAP EARNINGS TO CASH EARNINGS (1):

Net Income (GAAP Basis)	$4,776	$12,288	$17,909	$25,115
Cash Basis Earnings (2)
Book Amortization of Purchased Intangibles, net of tax	1,890	1,763	3,801	3,390
Cash Benefit of Tax Deductions from Purchased Intangibles & Goodwill	1,077	1,023	2,188	2,046
Impairment of Goodwill, net of tax	10,054	—	10,054	—
Stock options and ESPP, net of tax	925	1,062	2,046	1,963

Total Cash Basis Adjustment	13,946	3,848	18,089	7,399

Cash Basis Earnings	$18,722	$16,136	$35,998	$32,514

	Three Months Ended		Six Months Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
PER SHARE DATA: (In thousands, except per share data) (1)

Calculation of Net Income for EPS:
Net Income as reported and for basic EPS	$4,776	$12,288	$17,909	$25,115
Interest on convertible trust preferred securities, net of tax (6)	—	765	1,500	1,530

Net Income for diluted EPS	$4,776	$13,053	$19,409	$26,645
Interest on convertible trust preferred securities, net of tax for Cash EPS	750	—	—	—

Calculation of average shares outstanding:
Weighted average basic shares	36,616	35,199	36,447	34,910
Dilutive effect of:
Stock Options, Stock Grants and Other	1,487	1,518	1,579	1,551
Convertible trust preferred securities (6)	—	3,182	3,184	3,182

Dilutive potential common shares	1,487	4,700	4,763	4,733
Weighted average diluted shares for EPS	38,103	39,899	41,210	39,643
Weighted average diluted shares for Cash EPS	41,288	—	—	—

Earnings per Share:
Basic	$0.13	$0.35	$0.49	$0.72
Diluted (6)	$0.13	$0.33	$0.47	$0.67

RECONCILIATION OF GAAP EPS TO CASH EPS (1):
(on a Diluted Basis)
Earnings Per Share (GAAP Basis)	$0.13	$0.33	$0.47	$0.67
Cash Basis Adjustment	$0.34	$0.09	$0.44	$0.19

Cash Basis Earnings Per Diluted Share	$0.47	$0.42	$0.91	$0.86

	Three Months Ended		Six Months Ended
OPERATING RATIOS & STATISTICS (1):	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
Return on Average Equity	2.97%	8.62%	6.44%	9.03%
Return on Average Assets	0.32%	0.95%	0.70%	0.98%
Net Interest Margin	3.47%	3.92%	3.48%	3.96%
Core Net Interest Margin(3)	3.72%	4.20%	3.74%	4.26%
Total Fees and Other Income/Total Revenue	54.19%	48.05%	53.54%	47.41%
Efficiency Ratio	70.24%	69.95%	70.80%	69.65%
Loans Charged-off, Net of (Recoveries)	($525)	$12	($518)	$539
RECONCILIATION OF NIM TO CORE NIM
Net Interest Margin	3.47%	3.92%	3.48%	3.96%
Effect of Trust Preferred, Net	0.25%	0.28%	0.26%	0.30%
Core Net Interest Margin(3)	3.72%	4.20%	3.74%	4.26%
CASH OPERATING RATIOS (1):
Return on Average Equity (4)	11.65%	11.32%	12.94%	11.69%
Return on Average Assets (5)	1.26%	1.25%	1.41%	1.27%

AVERAGE BALANCE SHEET:	Three Months Ended			Three Months Ended
	June 30, 2007			June 30, 2006
AVERAGE ASSETS:	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Earnings Assets
Cash and investment	$735,046	$8,093	4.96%	$674,008	$6,035	4.08%
Loans
Commercial and Construction	2,628,288	50,252	7.68%	2,143,288	40,770	7.65%
Residential Mortgage	1,604,611	23,358	5.82%	1,456,485	20,378	5.60%
Home Equity and Other Consumer	276,672	5,442	7.83%	259,738	5,093	7.61%

Total Earning Assets	5,244,617	87,145	6.74%	4,533,519	72,276	6.46%

Allowance for Loan Losses	(48,008)			(38,817)
Cash and due From Banks	54,105			61,213
Other Assets	681,459			604,594

TOTAL AVERAGE ASSETS	$5,932,173			$5,160,509

AVERAGE LIABILITIES AND STOCKHOLDERS’ EQUITY:
Interest-Bearing Liabilities:
Deposits:
Savings and NOW	$564,742	$3,014	2.14%	$458,979	$1,474	1.29%
Money Market	1,867,200	15,728	3.38%	1,696,037	10,991	2.60%
Certificate of Deposits	925,998	11,031	4.78%	726,806	7,097	3.92%

Total Deposits	3,357,940	29,773	3.56%	2,881,822	19,562	2.72%
Junior Subordinated Debentures	234,021	3,299	5.58%	234,021	3,286	5.55%
FHLB Borrowings and Other	863,756	9,835	4.50%	590,328	6,026	4.04%

Total Interest-Bearing Liabilities	4,455,717	42,907	3.85%	3,706,171	28,874	3.11%

Non-interest Bearing Demand Deposits	706,598			758,002
Payables and Other Liabilities	126,943			125,981

Total Liabilities	5,289,258			4,590,154
Stockholders’ Equity	642,915			570,355

TOTAL AVERAGE LIABILITIES & STOCKHOLDERS’ EQUITY	$5,932,173			$5,160,509

Net Interest Income		$44,238			$43,402

Boston Private Financial Holdings, Inc.

Selected Financial Data

(in Thousands, except share data)

(Unaudited)

AVERAGE BALANCE SHEET:	Six Months Ended June 30, 2007			Six Months Ended June 30, 2006
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
AVERAGE ASSETS:
Earnings Assets
Cash and investment	$713,827	$15,407	4.89%	$721,994	$13,076	4.11%
Loans
Commercial and Construction	2,585,912	98,760	7.70%	2,095,738	78,304	7.54%
Residential Mortgage	1,595,097	46,192	5.79%	1,421,231	39,453	5.55%
Home Equity and Other Consumer	271,644	10,623	7.79%	252,041	9,629	7.51%

Total Earning Assets	5,166,480	170,982	6.73%	4,491,004	140,462	6.36%

Allowance for Loan Losses	(47,447)			(38,511)
Cash and due From Banks	55,086			62,932
Other Assets	701,859			598,700

TOTAL AVERAGE ASSETS	$5,875,978			$5,114,125

AVERAGE LIABILITIES AND STOCKHOLDERS’ EQUITY:
Interest-Bearing Liabilities:
Deposits:
Savings and NOW	$557,772	$5,944	2.15%	$454,151	$2,682	1.19%
Money Market	1,870,212	31,437	3.09%	1,720,329	20,290	2.38%
Certificate of Deposits	907,013	21,303	5.35%	712,952	13,113	3.71%

Total Deposits	3,334,997	58,684	3.55%	2,887,432	36,085	2.52%
Junior Subordinated Debentures	234,021	6,592	5.68%	234,021	6,544	5.64%
FHLB Borrowings and Other	802,931	18,084	4.48%	559,259	10,863	3.86%

Total Interest-Bearing Liabilities	4,371,949	83,360	3.83%	3,680,712	53,492	2.92%

Non-interest Bearing Demand Deposits	718,178			743,767
Payables and Other Liabilities	133,506			133,231

Total Liabilities	5,223,633			4,557,710
Stockholders’ Equity	652,345			556,415

TOTAL AVERAGE LIABILITIES & STOCKHOLDERS’ EQUITY	$5,875,978			$5,114,125

Net Interest Income		$87,622			$86,970

	June 30, 2007	March 31, 2007
FINANCIAL DATA (1):
Total Balance Sheet Assets	$5,939,469	$5,871,510
Stockholders’ Equity	663,695	651,282
Tangible Capital:
Boston Private Bank & Trust	166,643	161,414
Borel Private Bank & Trust	100,146	96,270
First Private Bank & Trust	49,157	46,700
Gibraltar Private Bank & Trust	83,608	81,756
Investment Securities	576,137	511,985
Goodwill	311,240	332,462
Intangible Assets	118,828	121,782
Commercial and Construction Loans	2,701,540	2,608,172
Residential Mortgage Loans	1,603,529	1,581,829
Home Equity and Other Consumer Loans	281,092	268,956

Total Loans	4,586,161	4,458,957
Loans Held for Sale	8,603	8,911
Allowance for Loan Losses and Off-Balance Sheet Risk	51,995	50,303
Non-performing Loans	14,003	9,564
Repossessed Assets, Net	475	475
Other Real Estate Owned	2,116	—
Total Non-performing Assets	16,594	10,039
Deposits	3,902,432	4,101,432
Borrowings	1,256,505	1,012,088
Book Value Per Share	$17.84	$17.72
Market Price Per Share	$26.87	$27.92

ASSETS UNDER MANAGEMENT AND ADVISORY:

Westfield Capital Management	$11,659,000	$10,521,000
Boston Private Bank & Trust	2,600,000	2,499,000
Sand Hill Advisors	1,271,000	1,284,000
Boston Private Value Investors	943,000	915,000
RINET Company	1,347,000	1,285,000
Borel Private Bank & Trust	718,000	707,000
Dalton, Greiner, Hartman, Maher & Co.	1,806,000	2,014,000
KLS Professional Advisors Group	4,204,000	3,939,000
Gibraltar Private Bank & Trust	959,000	959,000
Anchor Capital Holdings	7,483,000	6,976,000
First Private Bank & Trust	21,000	15,000
Less: Inter-company Relationship	(250,000)	(255,000)

Consolidated Affiliate Assets Under Management and Advisory	$32,761,000	$30,859,000
Coldstream Capital Management	1,200,000	1,110,000
Bingham, Osborn, & Scarborough	2,038,000	1,930,000

Total Unconsolidated Assets Under Management and Advisory	$35,999,000	$33,899,000

FINANCIAL RATIOS (1):

Stockholders’ Equity/Total Assets	11.17%	11.09%
Nonperforming Loans/Total Loans	0.31%	0.21%
Allowance for Loan Losses and Off-Balance Sheet Risk/Total Loans	1.13%	1.13%
Tangible Capital/Tangible Assets	4.24%	3.64%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	Three Months Ended
	June 30, 2007	March 31, 2007
OPERATING RESULTS (1):
Net Interest Income—on a Fully Taxable Equivalent Basis (FTE)	$45,960	$45,019
FTE Adjustment	1,722	1,635

Net Interest Income	44,238	43,384

Investment Management & Trust Fees:
Westfield Capital Management	18,704	16,705
Boston Private Bank & Trust	3,857	3,685
Boston Private Value Investors	1,734	1,765
Borel Private Bank & Trust	1,241	1,127
Gibraltar Private Bank & Trust	2,057	1,839
Dalton, Greiner, Hartman, Maher & Co.	3,979	4,528
First Private Bank & Trust	26	22
Anchor Capital	8,700	8,036

Total Investment Management & Trust Fees	40,298	37,707
Wealth Advisory Fees
RINET Company	2,384	2,127
Sand Hill Advisors	1,694	1,706
KLS Professional Advisors Group	3,611	3,385
Other	48	48

Total Wealth Advisory Fees	7,737	7,266

Other Fees	3,015	2,450

Total Fees	51,050	47,423

Earnings in Equity Investments	582	683
Gain on Sale of Loans, Net	695	532
Gain on Sale of Investments, Net	5	3

Total Fees and Other Income	52,332	48,641

Total Revenue	96,570	92,025

Provision for Loan Losses	745	1,176

Salaries and Benefits	46,672	46,601
Occupancy and Equipment	8,103	7,874
Professional Services	4,129	3,206
Marketing and Business Development	2,834	2,596
Contract Services and Processing	1,608	1,435
Amortization of Intangibles	3,508	3,549
Other	4,789	4,282

Total Operating Expense	71,643	69,543

Income before Minority Interest, Income Taxes & Impairment	24,182	21,306
Impairment of Goodwill, net of tax	10,054	—
Income before Minority Interest and Income Taxes	14,128	21,306
Minority Interest	106	914
Income Before Income Taxes	14,022	20,392
Income Tax Expense	9,246	7,258

Net Income	$4,776	$13,134

	Three Months Ended
	June 30, 2007	March 31, 2007
RECONCILIATION OF GAAP EARNINGS
TO CASH EARNINGS (2):

Net Income (GAAP Basis)	$4,776	$13,134

Cash Basis Earnings (1)
Book Amortization of Purchased Intangibles, net of tax	1,890	1,912
Cash Benefit of Tax Deductions from Purchased Intangibles & Goodwill	1,077	1,098
Impairment of Goodwill, net of tax	10,054	—
Stock options and ESPP, net of tax	925	1,121

Total Cash Basis Adjustment	13,946	4,131

Cash Basis Earnings	$18,722	17,265

	Three Months Ended
	June 30, 2007	March 31, 2007
PER SHARE DATA: (In thousands, except per share data) (1)

Calculation of Net Income for EPS:

Net Income as reported and for basic EPS	$4,776	$13,134
Interest on convertible trust preferred securities, net of tax	—	750

Net Income for diluted EPS	$4,776	$13,884

Calculation of Average Shares Outstanding:
Weighted average basic shares	36,616	36,277
Dilutive effect of:
Stock Options and Stock Grants, and Other	1,487	1,674
Convertible trust preferred securities (6)	—	3,184

Dilutive potential common shares	1,487	4,858
Weighted average diluted shares	38,103	41,135

Earnings per Share:
Basic	$0.13	$0.36
Diluted	$0.13	$0.34

RECONCILIATION OF GAAP EPS TO CASH EPS (1):
(on a Diluted Basis)

Earnings Per Share (GAAP Basis)	$0.13	$0.34
Cash Basis Adjustment	$0.34	$0.10

Cash Basis Earnings Per Diluted Share	$0.47	$0.44

OPERATING RATIOS & STATISTICS:

Return on Average Equity	2.97%	8.17%
Return on Average Assets	0.32%	0.91%
Net Interest Margin	3.47%	3.51%
Core Net Interest Margin (3)	3.72%	3.77%
Total Fees and Other Income/Total Revenue	54.19%	52.86%
Efficiency Ratio	70.24%	71.39%
Loans Charged-off, Net of (Recoveries)	$(525)	$8

RECONCILIATION OF NIM TO CORE NIM
Net Interest Margin	3.47%	3.51%
Effect of Trust Preferred, Net	0.25%	0.26%
Core Net Interest Margin (3)	3.72%	3.77%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

SAME AFFILIATES

Growth Excluding Acquisitions

	Three Months Ended
OPERATING RESULTS (1):	As Reported June 30, 2007	June 30, 2006	Acquisitions June 30, 2007	Same Affiliates June 30, 2007
Net Interest Income—on a Fully Taxable Equivalent Basis (FTE)	$45,960	$44,766	$17	$45,943
FTE Adjustment	1,722	1,364	—	1,722

Net Interest Income	44,238	43,402	17	44,221

Investment Management & Trust Fees:
Westfield Capital Management	18,704	13,900	—	18,704
Boston Private Bank & Trust	3,857	3,472	—	3,857
Boston Private Value Investors	1,734	1,724	—	1,734
Borel Private Bank & Trust	1,241	1,061	—	1,241
Gibraltar Private Bank & Trust	2,057	1,580		2,057
Dalton, Greiner, Hartman, Maher & Co.	3,979	7,036	—	3,979
First Private Bank & Trust	26	—	—	26
Anchor Capital Holdings	8,700	2,263	5,872	2,828

Total Investment Management & Trust Fees	40,298	31,036	5,872	34,426
Wealth Advisory Fees:
RINET Company	2,384	2,078	—	2,384
Sand Hill Advisors	1,694	1,562		1,694
KLS Professional Advisors Group	3,611	3,005	—	3,611
Other	48	47	—	48

Total Wealth Advisory Fees	7,737	6,692	—	7,737

Other Fees	3,015	1,664	44	2,971

Total Fees	51,050	39,392	5,916	45,134

Earnings in Equity Investments	582	220	—	582
Gain on Sale of Loans, Net	695	525		695
Gain on Sale of Investments, Net	5	—	2	3

Total Fees and Other Income	52,332	40,137	5,918	46,414

Total Revenue	96,570	83,539	5,935	90,635

Provision for Loan Losses	745	1,704	—	745

Salaries and Employee Benefits	46,672	40,208	2,731	43,941
Occupancy and Equipment	8,103	6,995	129	7,974
Professional Services	4,129	3,727	55	4,074
Marketing and Business Development	2,834	2,361	111	2,723
Contract Services and Processing	1,608	1,273	30	1,578
Amortization of Intangibles	3,508	3,164	573	2,935
Other	4,789	4,302	110	4,679

Total Operating Expense	71,643	62,030	3,739	67,904

Income before Minority Interest, Income Taxes & Impairment	24,182	19,805	2,196	21,986
Impairment of Goodwill, net of tax	10,054	—	—	10,054
Income before Minority Interest and Income Taxes	14,128	19,805	2,196	11,932
Minority Interest	106	745	437	(331)
Income Before Income Taxes	14,022	19,060	1,759	12,263
Income Tax Expense	9,246	6,772	745	8,501

Net Income	$4,776	$12,288	$1,014	$3,762

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except per share data)

(Unaudited)

	Six Months Ended
OPERATING RESULTS (1):	As Reported June 30, 2007	June 30, 2006	Acquisitions June 30, 2007	Same Affiliates June 30, 2007
Net Interest Income—on a Fully Taxable Equivalent Basis (FTE)	$90,980	$89,670	$36	$90,944
FTE Adjustment	3,358	2,700	—	3,358

Net Interest Income	87,622	86,970	36	87,586

Investment Management & Trust Fees:
Westfield Capital Management	35,409	27,639	—	35,409
Boston Private Bank & Trust	7,542	6,889	—	7,542
Boston Private Value Investors	3,498	3,356	—	3,498
Borel Private Bank & Trust	2,368	2,047	—	2,368
Gibraltar Private Bank & Trust	3,896	3,075	—	3,896
Dalton, Greiner, Hartman, Maher & Co.	8,507	14,580	—	8,507
First Privare Bank & Trust	50	—	—	50
Anchor Capital Holdings	16,736	2,263	13,907	2,829

Total Investment Management & Trust Fees	78,006	59,849	13,907	64,099
Wealth Advisory Fees:
RINET Company	4,510	4,018	—	4,510
Sand Hill Advisors	3,400	3,104	—	3,400
KLS Professional Advisors Group	6,996	5,884	—	6,996
Other	97	98	—	97

Total Wealth Advisory Fees	15,003	13,104	—	15,003

Other Fees	5,463	3,492	110	5,353

Total Fees	98,472	76,445	14,017	84,455

Earnings in Equity Investments	1,265	991		1,265
Gain on Sale of Loans, Net	1,227	982		1,227
Gain on Sale of Investments, Net	8	—	6	2

Total Fees and Other Income	100,972	78,418	14,023	86,949

Total Revenue	188,594	165,388	14,059	174,535

Provision for Loan Losses	1,921	2,867	—	1,921

Salaries and Employee Benefits	93,272	79,583	7,200	86,072
Occupancy and Equipment	15,978	13,553	310	15,668
Professional Services	7,335	6,535	81	7,254
Marketing and Business Development	5,432	4,697	277	5,155
Contract Services and Processing	3,044	2,503	89	2,955
Amortization of Intangibles	7,057	6,038	1,432	5,625
Other	9,069	8,820	195	8,874

Total Operating Expense	141,187	121,729	9,584	131,603

Income before Minority Interest, Income Taxes & Impairment	45,486	40,792	4,475	41,011
Impairment of Goodwill, net of tax	10,054	—	—	10,054
Income before Minority Interest and Income Taxes	35,432	40,792	4,475	30,957
Minority Interest	1,020	1,559	891	129
Income Before Income Taxes	34,412	39,233	3,584	30,828
Income Tax Expense	16,503	14,118	1,518	14,985

Net Income	$17,909	$25,115	$2,066	$15,843

(1)	The Company adopted FAS 123(R) on January 1, 2006 and elected the modified retrospective application. Under the modified retrospective application method, all prior quarters have been restated.

(2)	The Company calculates its cash earnings by adjusting net income to exclude the amortization of the purchased intangibles (net of tax), the tax benefit on the portion of the purchase price which is deductible over a 15 year life, impairment, and certain non-cash share based compensation plans (net of tax). The tax savings are deferred under GAAP accounting but are included in cash earnings since the tax savings (lower tax payment) will be retained unless the acquired company is sold. The Company uses certain non-GAAP financial measures, such as Cash Earnings, to provide information for investors to effectively analyze financial trends of ongoing business activities.

(3)	The Company defines Core Net Interest Margin as Net Interest Margin excluding the interest expense on the Junior Subordinated Debentures. The Company utilizes Trust Preferred Securities to assist in the funding of acquisitions and believes it is useful to compare Net Interest Margin excluding the impact of this acquisition funding vehicle.

(4)	The Company calculates Return on Average Equity on a cash basis as Cash Basis Earnings divided by Average Equity.

(5)	The Company calculates Return on Average Assets on a cash basis as Cash Basis Earnings divided by Average Assets.

(6)	The convertible trust preferred debt was anti-dilutive for the quarter and therefore excluded from diluted earnings per share, but dilutive for the year-to-date computation and therefore included. The separate evaluations for quarterly and year-to-date computations may result in year-to-date earnings per share that do not equal the sum of the quarterly earnings per share.